UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 5, 2012

(Date of earliest event reported)

GOLDRICH MINING COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 001-06412

_____________________________________

Alaska (State or other jurisdiction of incorporation)	91-0742812 (IRS Employer Identification No.)

2607 Southeast Blvd, Suite B211

Spokane, Washington  99223

(Address of principal executive offices, including zip code)

(509) 535-7367

(Registrant’s telephone number, including area code)

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure.

Goldrich reports that Goldrich NyacAU Placer, LLC (“GNP”), a 50/50 joint-venture company owned by Goldrich and NyacAU, LLC. (“NyacAU”) and operated by NyacAU, has successfully completed the work necessary to begin production at Goldrich’s Alaskan Chandalar Property at the start of the 2013 field season. The production goal for 2013 is 8,500 ounces of fine gold and approximately 10,000 ounces per season thereafter. Total production could substantially increase if a second gold recovery plant is installed in the future. Goldrich forecasts that cash production costs for 2013 will be less than $700 per ounce of gold.

Work completed in the 2012 work season included stockpiling topsoil for future mining reclamation, stripping of overburden, building a closed recirculating water pond system to minimize water usage and protect the environment, and constructing an alluvial gold recovery plant. In addition to gold recovery, the plant has been designed to produce and stockpile sand and washed gravel for upgrading and construction of roads, airstrip and other assets on site.

For 2013, gold production is expected to take place approximately from mid-June through mid-September, subject to weather. The existing winter trail route will be prepared for use in February and March 2013 to bring in additional heavy equipment and supplies. Continued stripping of overburden and stockpiling of placer pay gravels is planned to begin in May 2013. All costs up to commercial production, which Goldrich forecasts to be approximately $5 million, are required to be funded by NyacAU and will be paid back from cash flow from gold production.

A copy of the November 5, 2012 press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release, November 5, 2012. *

       * Furnished to, not filed with, the SEC pursuant to Item 7.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDRICH MINING COMPANY (Registrant)
Dated: November 9, 2012	By:	/s/ Ted R. Sharp
Ted R. Sharp Chief Financial Officer